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EXHIBIT 10.01

                                    AMENDMENT
                                        TO
                               AMENDED AND RESTATED
                           WORKING CAPITAL FINANCING AND
                                TERM LOAN AGREEMENT


    This Amendment ("Amendment") to the Amended and Restated Working Capital Financing and Term Loan Agreement is made as of April 16, 1998 by and between RADIUS INC., a California corporation ("Customer") and IBM CREDIT
CORPORATION, a Delaware corporation ("IBM Credit").

                                  RECITALS:

     A. Customer and IBM Credit have entered into that certain Amended and Restated Working Capital Financing and Term Loan Agreement, dated as of August 30, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

     B. Customer has indicated that it is in negotiations with Silicon Valley Bank for a line of credit and that Customer anticipates entering into such line of credit on or prior to May 15, 1998;

     C. Customer has requested that IBM Credit extend the termination date of the Agreement to May 15, 1998 and make certain other modifications to the Agreement;

     D. Whereas, IBM Credit is willing to extend the termination date and make certain other modifications to the Agreement, in each case, on the terms and subject to the conditions set forth in this Amendment.


                                   AGREEMENT

     NOW THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Amendment. The Agreement is hereby amended as follows:

        (1) Attachment A to the Agreement is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto.

        (2) Section 1.1 of the Agreement is hereby amended by deleting the definition of "Termination Date" in its entirety and substituting, in lieu thereof, the following definition of "Termination Date":

               "Termination Date": shall mean May 15, 1998 or such other date as IBM Credit and Customer shall agree to in writing.

        (3) The Agreement is hereby amended by inserting therein the following new term:

               "In consideration of the extension of the Termination Date to May 15, 1998 and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Customer shall pay to IBM Credit an


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               extension fee equal to Five Thousand Dollars ($5,000.00) on or prior to April 30, 1998. Such fee payable to IBM Credit hereunder shall be nonrefundable and shall be in addition to any other fees IBM Credit may charge to Customer."

Section 4. Rights and Remedies. Except to the extent specifically amended herein IBM Credit reserves any and all rights and remedies that IBM Credit now has or may have in the future with respect to Customer, including any and all rights or remedies which it may have in the future as a result of Customer's failure to comply with its financial covenants to IBM
Credit. Except to the extent specifically amended herein the Agreement shall remain in full force and effect and neither this Amendment, any of IBM Credit's actions or IBM Credit's failure to act shall be deemed to be a waiver or modification of any such rights or remedies.

Section 5. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

        IN WITNESS WHEREOF, this Amendment has been executed by duly authorized representatives of the undersigned as of the day and year first above written.

        RADIUS INC.                         IBM CREDIT CORPORATION


        By:  /s/ Henry V. Morgan           By:   /s/ David Lindsay
             --------------------------          -------------------------
        Name:    Henry V. Morgan           Name:     David Lindsay
              -------------------------          -----------------------
        Title:   CFO                       Title:    AOM
              -------------------------          -----------------------


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